      As filed with the Securities and Exchange Commission on August 7, 2001
                                                              File No. 333-63148
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------
                         Pre-Effective Amendment No. 1
                                       to
                                    FORM SB-2/A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                                 TIMELINE, INC.
                  Name of Small Business Issuer in Its Charter


      STATE OF WASHINGTON                     7372                          95-1590734
    State or Jurisdiction of       Primary Standard Industrial    I.R.S. Employer Identification
 Incorporation or Organization     Classification Code Number                 Number

3055 - 112TH AVENUE N.E., SUITE 106            CHARLES R. OSENBAUGH, CHIEF EXECUTIVE OFFICER
    BELLEVUE, WASHINGTON 98004                                TIMELINE, INC.
          (425) 822-3140                            3055 - 112TH AVENUE N.E., SUITE 106
  Address and Telephone Number of                       BELLEVUE, WASHINGTON 98004
    Principal Executive Offices                          (425) 822-3140
                                                   Name, Address and Telephone Number of
                                             Principal Place of Business and Agent for Service

          Copies of all communications to the foregoing to be sent to:
                               TIMOTHY M. WOODLAND
                          CAIRNCROSS & HEMPELMANN, P.S.
                          524 SECOND AVENUE, SUITE 500
                            SEATTLE, WASHINGTON 98104
                                 (206) 587-0700

                Approximate date of proposed sale to the public:
   AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box:....................................     [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the
Securities Act registration statement number of the earlier effective
registration statement for the same offering:...................................     [ ]


If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering: .........................................................     [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering ..........................................................     [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check
the following box:..............................................................     [ ]

EXPLANATORY NOTE

This pre-effective amendment is being filed solely to (1) mark the exhibit index to indicate that a portion of Exhibit 10.16 has been omitted pursuant to a request for confidential treatment and (2) refile Exhibit 10.16 to include appropriate legends that the omitted potion is subject to a confidential treatment request and has been filed separately with the Commission.

ITEM 27:  EXHIBITS


    Exhibit
     Number                                        Description
-----------------  -----------------------------------------------------------------------------------
   3.1(1)          Articles of Incorporation, as amended and in effect
   3.2(1)          Bylaws
   4.1(1)          Specimen Common Stock Certificate
   5.1(9)          Opinion of Cairncross & Hempelmann, P.S.
  10.1.A(1)        Amended and Restated 1993 Stock Option Plan
  10.1.B(1)        Form of Employee Stock Option Agreement
  10.2(1)          1994 Stock Option Plan
  10.3(1)          Directors' Nonqualified Stock Option Plan
  10.4(2)          Employee Stock Ownership Plan
  10.5(1)          Common Stock Purchase Warrants issued in consideration of loans or loan guarantees:
  10.5A(1)            Warrant issued July 31, 1994 to Frederick W. Dean
  10.5B(1)            Warrant issued July 31, 1994 to Charles R. Osenbaugh
  10.5C(1)            Warrant issued July 31, 1994 to John W. Calahan
  10.6(1)          Form of Indemnification Agreement with directors and officers
  10.7(1)          Form of Employee (Confidentiality) Agreement
  10.8(1)          Form of License Agreement for Computer Application Software client/server)
  10.9(1)          Form of License Agreement for Computer Application Software (VAX-based)
  10.10(1)         Form of Basic Service for Software Agreement
  10.11(9)         Form of Distributorship Agreement
  10.12(1)         Solution Provider Agreement with Microsoft Corporation dated September 23, 1994
  10.13A(4)        Lease Agreement dated September 8, 1995, as amended, with G&W Investment Partners
  10.13B(5)        Amendment to Lease Agreement dated March 20, 1999, with G&W Investment Partners
  10.13C(6)        Amendment to Lease Agreement dated March 10, 2000 with MONY Life Insurance Company
  10.14(3)         Form of Consulting Partners Agreement
  10.15(5)         Patent License Agreement with Microsoft
  10.16(**)        Patent License Agreement with Oracle Corporation
  10.17(7)         Share Purchase Agreement, dated as of June 29, 2000, by and among Timeline, Inc. and each of the other shareholders of Analyst Financials Limited.
  10.18(8)         Stock Purchase Agreement, dated as of December 4, 2000, by and among Timeline, Inc.
                   and Oralis.com, Inc.
  10.19(9)         Form of WorkWise Reseller Marketing Agreement
  21.1(9)          Subsidiaries of Timeline, Inc
  23.1             Consent of Independent Public Accountants
  23.2(9)          Consent of Cairncross & Hempelmann, P.S. (included in Exhibit 5.1)
  24.1(9)          Power of Attorney


----------------
(1) Incorporated herein by reference from Item 27 of Company's Registration Statement on Form SB-2 filed on October 18, 1994.

(2) Incorporated herein by reference from the Company's Registration Statement on Form S-8 filed on March 11, 1996.

(3) Incorporated herein by reference from Item 13 of Company's Form 10-KSB for the year ended March 31, 1995.

(4) Incorporated herein by reference from Item 13 of Company's Form 10-KSB for the year ended March 31, 1997.

(5) Incorporated herein by reference from Item 13 of Company's Form 10-KSB for the year ended March 31, 1999.

(6) Incorporated herein by reference from Item 13 of Company's Form 10-KSB for the year ended March 31, 2000.

(7) Incorporated herein by reference from Item 7 of the Company's Form 8-K filed on August 2, 2000.

(8) Incorporated herein by reference from Item 7 of the Company's Form 8-K filed on December 4, 2000, as amended by Form 8-K/A filed on February 20, 2001.

(9) Incorporated herein by reference from Item 27 of Company's Registration Statement on Form SB-2 filed on June 15, 2001.

** A portion of Exhibit 10.16 has been omitted pursuant to a confidential treatment request and has been filed separately with the Commission.

                                   SIGNATURES


        In accordance with the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Pre-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on August 7, 2001.



                                 TIMELINE, INC.



                                           /s/ Charles R. Osenbaugh
                                 ---------------------------------------------
                                 Charles R. Osenbaugh, Chief Executive Officer


        In accordance with the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on August 7, 2001.



                                                   /s/ Charles R. Osenbaugh
                                            ------------------------------------
                                            Charles R. Osenbaugh
                                            President, Chief Executive Officer,
                                            Chief Financial Officer and Director
                                            (principal executive officer,
                                            principal financial and accounting
                                            officer)


                                            (**)   /s/ Frederick W. Dean
                                            ------------------------------------
                                            Frederick W. Dean
                                            Director, Executive Vice President


                                            (**)   /s/ Donald K. Babcock
                                            ------------------------------------
                                            Donald K. Babcock
                                            Director


                                            (**)   /s/ Kent L. Johnson
                                            ------------------------------------
                                            Kent L. Johnson
                                            Director


                                            (**)   /s/ Terry Harvey
                                            ------------------------------------
                                            Terry Harvey
                                            Director

(**) Signed by Charles R. Osenbaugh as
     Attorney in-fact
     Pursuant to Power of Attorney
     contained in the Company's Registration
     Statement on Form SB-2 filed on June 15, 2001.